EXHIBIT 10.12

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THEY MAY NOT BE RESOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  THIS NOTE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST HEREIN.

MEDISTEM INC
PROMISSORY NOTE

$500,000	San Diego, California
August 19, 2013

FOR VALUE RECEIVED, Medistem, Inc. (the “Company”) promises to pay to Randber LLC (the “Lender”), or order, the principal sum of up to Five Hundred Thousand Dollars ($500,000), together with interest on the unpaid principal hereof from the date of such advance at the rate of 5% per annum, compounded semiannually.

This loan may revert in the following options:

1. The outstanding principal shall be due and payable two years from the date stated on this Note.  Payments of principal and interest shall be made in lawful money of the United States of America.

2. The use of these funds is RESTRICTED.  Prior to the use of these funds approval by Vladimir Zaharchook, our Vice-Chairman of the Board of Dirctors, or his registered assigns, is required.

3. Furthermore, should the Company breach the RESTRICTED covenant, the note shall become payable on demand and Lender may, upon 24 hour written notice to the Company, use the funds in account number XXXXXXXXXXXXto satisfy this Note.

4. The loan may be extended for additional period of time if both the Lender and the Company agree.

5. The Lender may convert the principal and the interest due on this Note into shares of Common Stock of the Company at any time at a price of $0.50 per share.

Convertible Note Agreement 1

6. Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

Agreement becomes effective upon receipt of $500,000 by Medistem.  Wire instructions are as follows:

Bank: XXXXXXXXX
Account Name: Medistem Inc
Account Number: XXXXXXXXXXXX
Routing Number:  XXXXXXXXX

/s/______________________________________
Alan J. Lewis, Ph.D.
Chief Executive Officer
Medistem Inc
9255 Towne Centre Drive, Suite 450
San Diego
CA 92122

Convertible Note Agreement 2